Accrued expenses - Schedule of Accrued Expenses (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Accrued payroll	$ 1,582	$ 1,246	$ 279
Accrued duties	203	204	245
Accrued warranties	313	284	92
Accrued purchases	491	25	1,192
Accrued excess inventory	448	465
Accrued operating expense	3,856	3,505	1,067
Other accrued expenses	219	52	3
Total accrued expenses	$ 7,112	$ 5,781	$ 2,878